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                                                                   EXHIBIT 10.01

                               AMENDMENT NO. 1 TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

                               (JOHN R. EICKHOFF)

This Amendment, dated as of April 18, 2001, amends certain provisions of the Executive Employment Agreement ("Agreement"), dated as of March 30, 2001, between Ceridian Corporation and John R. Eickhoff ("Executive"). Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings given to them in the Agreement. In consideration of you continuing in your employment with Ceridian for the remaining term of the Agreement, and the mutual promises and obligations contained in the Agreement as modified by this Amendment, Executive and Ceridian agree to amend the Agreement as follows:

1. Section 2.03 of the Agreement shall be amended in its entirety to read as follows:

         "2.03 TERM. Subject to the provisions of Articles IV, VII, and VIII, this Agreement and Executive's employment shall continue until the later of: (a) December 31, 2002; and (b) two years after a Change of Control which occurs prior to December 31, 2002."

2. This Amendment is governed by, and shall be construed in accordance with, the laws of the State of Minnesota.

3. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Ceridian and Executive have caused this Amendment to be duly executed and delivered, and this Amendment shall be effective, as of the date first written above. Following the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

EXECUTIVE                          CERIDIAN CORPORATION


/s/ John R. Eickhoff               By: /s/ Shirley J. Hughes
John R. Eickhoff                   Title: Senior Vice President, Human Resources

Address:

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